UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

ONFOLIO HOLDINGS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ONFOLIO HOLDINGS INC.

[________], 2024

Dear Fellow Stockholder:

The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Onfolio Holdings Inc. (“Company,” “we,” “us,” or “our”) will be held at 10:00 a.m., Eastern Time on Wednesday, August 7, 2024. The Annual Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively online via live webcast at www.cesonlineservices.com/onfo24_vm. To participate in the Annual Meeting, you must pre-register at www.cesonlineservices.com/onfo24_vm, by 10:00 a.m. Eastern Time, on Tuesday, August 6, 2024. The formal notice of the Annual Meeting appears on the following page.

The attached Notice of Annual Meeting and Proxy Statement describe the matters that we expect to be acted upon at the Annual Meeting. Management will be available to answer any questions you may have immediately after the Annual Meeting.

Whether or not you choose to attend the Annual Meeting, it is important that your shares be represented. Regardless of the number of shares you own, please vote your shares before the Annual Meeting, by the Internet, if you received a proxy card, or by telephone or the Internet, if you received a vote instruction form, or sign, and date the proxy card or vote instruction form and promptly return it to us in the postage paid envelope provided. If you sign and return your proxy card or vote instruction form without specifying your choices, your shares will be voted in accordance with the recommendations of the Company’s Board of Directors contained in the Proxy Statement.

The Company’s Annual Report on Form 10-K (including audited financial statements) for the fiscal year ended December 31, 2023 accompanies the Proxy Statement. The proxy materials and Annual Report included in this package are also available on the internet on the “Investor Relations-Financial Filings” page of our principal corporate website located at https://www.onfolio.com.

The Company’s Board of Directors believes that a favorable vote for each nominee for a position on the Board of Directors and for all other matters described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement is in the best interest of the Company and its stockholders and recommends a vote “FOR” all nominees, and “FOR” all other proposals. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed proxy promptly.

It is important that your shares are represented at the Annual Meeting. We urge you to review the attached Proxy Statement and, whether or not you plan to attend the Annual Meeting, please vote your shares promptly by casting your vote via the Internet or any other provided voting option, or, if you receive a full set of proxy materials by mail or request one be mailed to you, and prefer to mail your proxy or voter instructions, please complete, sign, date, and return your proxy or vote instruction form in the pre-addressed envelope provided, which requires no additional postage if mailed in the United States. You may revoke your vote by submitting a subsequent vote over the Internet, by mail or by any other option provided for voting before the Annual Meeting, or by voting electronically at the Annual Meeting.

Your vote is very important regardless of how many shares you own. Thank you for your investment and continued interest in Onfolio Holdings Inc.

Sincerely,

/s/ Dominic Wells

Dominic Wells

Chair of the Board, CEO

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NOTICEOF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on August 7, 2024

Dear Stockholder:

We are pleased to invite you to attend the 2024 annual meeting of stockholders (the “Annual Meeting”) of Onfolio Holdings Inc. (“Company,” “we,” “us,” or “our”), which will be held on Wednesday, August 7, 2024 at 10:00 a.m., Eastern Time, for the following purposes:

1.	To elect the five (5) nominees to our Board of Directors named in the accompanying Proxy Statement to hold office until the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”);
2.	To ratify the appointment of Astra Audit & Advisory, LLC as our independent registered public accounting firm for our fiscal year ending December 31, 2024;
3.

To approve an amendment to the Company’s certificate of incorporation, as amended (the “Certificate of Incorporation”), to effect, at the sole discretion of our board of directors, a reverse stock split of the Company’s issued and outstanding common stock at an exchange ratio between 1-for-2 to 1-for-5, to be determined at the sole discretion of our board of directors; and

4.	To transact such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice or made available over the Internet. We are not aware of any other business to come before the Annual Meeting.

Our board of directors has fixed the close of business on June 17, 2024 as the record date for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only stockholders of record at the close of business on June 17, 2024 are entitled to notice and to vote at the Annual Meeting and any adjournment or postponement thereof.

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted solely online via live webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically or submit your questions prior to and during the meeting by visiting the website(s) indicated in your proxy materials. You may need to have your control number included on your proxy card or on the instructions that accompanied your proxy materials or other information as instructed through your broker, bank or other holder of record to join the Annual Meeting. There will be no physical location for stockholders to attend, and you will not be able to attend the Annual Meeting in person.

It is important that your shares are represented at the Annual Meeting. We urge you to review the attached Proxy Statement and, whether or not you plan to attend the Annual Meeting, please vote your shares promptly by casting your vote via the Internet or any other provided voting option, or, if you receive a full set of proxy materials by mail or request one be mailed to you, and prefer to mail your proxy or voter instructions, please complete, sign, date, and return your proxy or vote instruction form in the pre-addressed envelope provided, which requires no additional postage if mailed in the United States. You may revoke your vote by submitting a subsequent vote over the Internet, by mail or by any other option provided for voting before the Annual Meeting, or by voting electronically at the Annual Meeting.

Thank you for your investment and continued interest in Onfolio Holdings Inc.

Sincerely,

/s/ Dominic Wells Dominic Wells

Chair of the Board, CEO

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PROXYSTATEMENT

2024 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors (the “Board of Directors” or “Board”) of Onfolio Holdings Inc. of proxies to be voted at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) that will be on Wednesday, August 7, 2024 at 10:00 a.m., Eastern Time via live webcast at www.cesonlineservices.com/onfo24_vm and at any adjournments thereof. In this Proxy Statement, Onfolio Holdings Inc. is referred to as “we,” “us,” “our,” “Company” or “Onfolio” unless the context indicates otherwise.

The Annual Meeting has been called to consider and take action on the following proposals:

1.	To elect the five (5) nominees to our Board of Directors named in the accompanying Proxy Statement to hold office until the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”);
2.	To ratify the appointment of Astra Audit & Advisory, LLC as our independent registered public accounting firm for our fiscal year ending December 31, 2024;
3.

To approve an amendment to the Company’s certificate of incorporation, as amended from time to time (the “Certificate of Incorporation”), to effect, at the sole discretion of our board of directors, a reverse stock split of the Company’s issued and outstanding common stock at an exchange ratio between 1-for-2 to 1-for-5, to be determined at the sole discretion of our board of directors; and

4.	To transact such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the proxy card or voting instruction form will vote on such other matters and/or for other nominees in accordance with their best judgment. The Company’s Board of Directors recommends that the stockholders vote “FOR” all nominees and “FOR” Proposals 2 and 3. Only holders of record of common stock of the Company at the close of business on June 17, 2024 (the “Record Date”) will be entitled to vote at the Annual Meeting.

The principal executive offices of our Company are located at 1007 North Orange Street, 4th Floor, Wilmington, Delaware 19801, and our telephone number is 682-990-6920. The approximate date on which this Proxy Statement, the proxy card or a voting instruction form and any other accompanying materials are first being sent or given to stockholders is [____], 2024. A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (“Annual Report”) is enclosed with these materials but should not be considered proxy solicitation material. Additionally, the proxy materials and Annual Report included in this package are also available on the internet under the “Investor Relations - Financial Filings” page of the Company’s website at https://www.onfolio.com.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

What is a proxy statement?

A proxy statement is a document that we are required by regulations of the Securities and Exchange Commission, or SEC, to give you when we ask you to provide a proxy to vote your shares at the Annual Meeting. Among other things, this Proxy Statement describes the proposals on which stockholders will be voting and provides information about us.

Why did I receive this Proxy Statement?

We are soliciting your proxy to vote at the Annual Meeting and at any adjournment or postponement of the Annual Meeting. We will use the proxies received in connection with proposals to:

1.	To elect the five (5) nominees to our Board of Directors named in the accompanying Proxy Statement to hold office until the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”);
2.	To ratify the appointment of Astra Audit & Advisory, LLC as our independent registered public accounting firm for our fiscal year ending December 31, 2024;
3.

To approve an amendment to the Certificate of Incorporation to effect, at the sole discretion of our board of directors, a reverse stock split of the Company’s issued and outstanding common stock at an exchange ratio between 1-for-2 to 1-for-5, to be determined at the sole discretion of our board of directors; and

4.	To transact such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

How do I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date. If your shares are held in the name of a broker, bank, or other nominee, you should follow the instructions provided by your broker, bank, or other nominee in order to participate in the virtual Annual Meeting. No physical meeting will be held. To participate in the Annual Meeting, you must pre-register at www.cesonlineservices.com/onfo24_vm, by 10:00 a.m. Eastern Time, on Tuesday, August 6, 2024.

You will be able to attend the virtual Annual Meeting online and submit your questions during the meeting by visiting the website(s) indicated in your proxy card or on the instructions that accompanied your proxy materials. You also will be able to vote your shares online by attending the virtual Annual Meeting. To participate in the Annual Meeting, you may need the control number included on your proxy card or on the instructions that accompanied your proxy materials or other information as instructed through your broker, bank or other holder of record. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. If your shares are held in the name of a broker, bank, or other nominee, you should contact your broker, bank, or other nominee to obtain your control number or other instructions provided by your broker, bank or other holder of record. However, even if you plan to attend the Annual Meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

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In order to ensure that the virtual Annual Meeting provides stockholders with a meaningful opportunity to participate, stockholders will be able to ask questions of the Board and management both at the time of registration and during the Annual Meeting. Stockholders may submit questions during the Annual Meeting by typing questions in the question/chat section of the meeting screen. Questions relevant to meeting matters will be answered during the Annual Meeting, subject to time constraints and in accordance with the rules of conduct for the Annual Meeting.

The virtual online meeting will begin promptly at 10:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this Proxy Statement.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting website(s). If you encounter any difficulties accessing the virtual Annual Meeting website(s) during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

Who may attend the Annual Meeting?

Only record holders and beneficial owners of our common stock, or their duly authorized proxies, may attend the Annual Meeting.

Who is entitled to vote?

The Board has fixed the close of business on June 17, 2024 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only stockholders who owned our common stock on the Record Date are entitled to vote at the Annual Meeting. On the Record Date, there were 5,107,395 shares of our common stock outstanding. Each share of our common stock that you own as of the Record Date entitles you to one vote.

What is the difference between holding shares as a record holder and as a beneficial owner (holding shares in street name)?

If your shares are registered in your name with our transfer agent, VStock Transfer, LLC (the “Transfer Agent”), you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company. If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares. The majority of our stockholders hold their shares in street name.

What am I voting on?

There are three (3) matters scheduled for a vote:

1.	To elect the five (5) nominees to our Board of Directors named in the accompanying Proxy Statement to hold office until the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”);
2.	To ratify the appointment of Astra Audit & Advisory, LLC as our independent registered public accounting firm for our fiscal year ending December 31, 2024; and
3.

To approve an amendment to the Certificate of Incorporation to effect, at the sole discretion of our board of directors, a reverse stock split of the Company’s issued and outstanding common stock at an exchange ratio between 1-for-2 to 1-for-5, to be determined at the sole discretion of our board of directors.

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, your proxy gives authority to the designated proxy holders to vote on such matters according to their best judgment.

How do I vote?

Record Holders:

1.	Vote by Internet. Follow the VOTE BY INTERNET instructions on your proxy card.
2.	Vote by mail. Follow the VOTE BY MAIL instructions on your proxy card (a postage-paid envelope is provided for mailing in the United States).
3.	Vote in person. Attend the virtual Annual Meeting and vote online during the Annual Meeting.

If you vote by Internet, please DO NOT mail your proxy card.

Beneficial Owners (Holding Shares in Street Name):

1.	Vote by Internet. Follow the VOTE BY INTERNET instructions on the enclosed vote instruction form.
2.	Vote by phone. Follow the VOTE BY PHONE instructions on the enclosed vote instruction form.
3.	Vote by mail. Follow the VOTE BY MAIL instructions on the enclosed vote instruction form (a postage-paid envelope is provided for mailing in the United States).

If you vote by phone or Internet, please DO NOT mail your proxy card.

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When must my votes be received by?

All shares entitled to vote and represented by a properly completed and executed proxy received before the Annual Meeting and not revoked will be voted at the Annual Meeting as instructed in a proxy delivered before the Annual Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as the Board recommends on each of the enumerated proposals, with regard to any other matters that may be properly presented at the Annual Meeting and on all matters incident to the conduct of the Annual Meeting. If you wish to vote at the Annual Meeting, you may need the control number included on your proxy card or on the instructions that accompanied your proxy materials or other voting instructions from the broker, bank, or other holder of record in order to attend the virtual Annual Meeting and vote your shares. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

How many votes do I have?

Each share of our common stock that you own as of the Record Date entitles you to one vote.

Is my vote confidential?

Yes, your vote is confidential. Only the inspector of elections, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

What happens if I return my signed proxy card but forget to indicate how I want my shares of common stock voted?

If you sign, date and return your proxy and do not mark how you want to vote, your proxy will be counted as a vote “FOR” all nominees for director and “FOR” all of the other proposals.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank, or other nominee holding the shares as to how to vote on “non-routine” proposals. If shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank, or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank, or other nominee can still vote the shares with respect to matters that are “routine” under applicable rules but cannot vote the shares with respect to “non-routine” matters. On non-routine proposals, any “uninstructed shares” may not be voted by the broker, bank, or other nominee and are “broker non-votes.” Proposal Nos. 2 and 3 are considered “routine” matters for this purpose and brokers, banks, or other nominees generally have discretionary voting power with respect to such proposals. Brokers, banks, and other nominees do not have authority to vote on Proposal No. 1 without voting instruction from the beneficial owner. Broker non-votes will be counted to determine if a quorum is present at the Annual Meeting.

Can I revoke or change my voting instructions before the meeting?

For shares that are held in “street name”, the stockholder must follow the directions provided by its bank, broker or other intermediary for revoking or modifying voting instructions. For shares that are registered in the stockholder’s own name, the proxy may be revoked by written notification to the Company Secretary prior to its exercise and providing relevant name and account information, submitting a new proxy card with a later date (which will override the earlier proxy) or voting in person at the Annual Meeting.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the election of directors, “FOR,” “WITHHOLD” and broker non-votes; and, with respect to the other proposal, votes “FOR,”“AGAINST,” “ABSTAIN,” and broker non-votes.

What constitutes a quorum?

As of the Record Date, 5,107,395 shares of our common stock were issued and outstanding. The presence, either in person or by proxy, of the holders of a majority of these outstanding shares is necessary to constitute a quorum for the Annual Meeting. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

How many votes are needed for each proposal to pass?

Proposal	Vote Required
Proposal No. 1 - Election of Directors

Directors will be elected by a plurality of the votes cast in person or by proxy, meaning the five (5) nominees receiving the most votes will be elected as directors. A “withhold” vote with respect to any nominee will have no effect on the election of that nominee, and broker non-votes will also have no effect on the election of the nominees. Stockholders are not entitled to cumulative voting with respect to the election of directors.

Proposal No. 2 - Ratification of independent registered public accounting firm

To be approved, Proposal No. 2 must receive the affirmative vote of the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter. Abstentions will have the same effect as a vote “against” the proposal, and broker non-votes will have no effect on the vote for this proposal.

Proposal No. 3 - Amendment to the Certificate of Incorporation to effect the reverse stock split

To be approved, Proposal No. 3 must receive “For” votes from a majority of the votes cast by the holders of all of the shares of common stock present or represented by proxy at the meeting and voting on such proposal. Abstentions and broker non-votes will have no effect on this proposal.

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What are the voting procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or vote in favor of specific nominees and withhold your votes as to specific nominees. With regard to other proposals, you may vote in favor of the proposal or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Who is paying for the expenses involved in preparing and mailing this proxy statement?

The Company pays for the cost of soliciting proxies on behalf of the Board of Directors. [We have retained Morrow Sodali LLC, 470 West Ave., Stamford, Connecticut 06902, to aid in the solicitation of proxy materials for the estimated fee of $7,500 plus expenses]. The Company also will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy material to beneficial owners. Subject to SEC Rule 14a-16, proxies may be solicited by mail, telephone, email, other electronic means or in person. Directors, officers and regular, full-time employees of the Company, none of whom will receive any additional compensation for their services, may by telephone, facsimile, email or other electronic means or personally, request the return of proxies.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Do the Company’s officers and directors have an interest in any of the matters to be acted upon at the Annual Meeting?

Members of the Board have an interest in Proposal No. 1, as all of the nominees are currently members of the Board. Members of the Board and executive officers of the Company do not have any interest in Proposal No. 2. Members of the Board and executive officers of the Company do not have any substantial interest in Proposal No. 3, except to the extent of their ownership of shares of our common stock and equity awards granted to them pursuant to our 2020 equity incentive plan.

Who are the largest principal stockholders?

See “Voting Securities and Principal Holders Thereof” elsewhere in this Proxy Statement for a table setting forth each owner of greater than 5% of the Company’s common stock as of the Record Date.

What percentages of stock do the directors and officers own?

Together, they own approximately 39.03% of our Company common stock as of the Record Date. For information regarding the ownership of our common stock by management, see the section entitled “Voting Securities and Principal Holders Thereof” elsewhere in this Proxy Statement.

Do I have dissenters’ rights of appraisal?

Under Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to any of the items proposed to be voted upon at the Annual Meeting.

Where can I find general information about the Company?

General information about us can be found on our website located at https://www.onfolio.com. The information on our website is for informational purposes only and should not be relied upon for investment purposes. The information on our website is not incorporated by reference into this Proxy Statement and should not be considered part of this Proxy Statement or any other report that we file with the Securities and Exchange Commission (“SEC”). We make available free of charge, either by direct access on our website or a link to the SEC’s website, our Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as soon as reasonably practicable after such reports are electronically filed with, or furnished to, the SEC. Our reports filed with, or furnished to, the SEC are also available directly at the SEC’s website at www.sec.gov.

What does it mean if I get more than one proxy card or voting instruction form?

It means that you hold shares registered in more than one account. You must return all a proxy cards or voting instruction forms to ensure that all of your shares are voted.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy materials. Upon written or oral request, we will deliver promptly a separate copy of the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the proxy materials, stockholders may contact:

Corporate Secretary

Onfolio Holdings Inc.

1007 North Orange Street, 4th Floor

Wilmington, Delaware 19801

Telephone: (682) 990-6920

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Stockholders who hold shares in street name (as described above) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should likewise contact the Company using the above information or brokerage firm, bank, broker-dealer or other similar organization.

Whom should I contact with other questions?

You may obtain information from us by making a request by telephone or in writing at the address of our Corporate Secretary set forth above.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF EACH DIRECTOR NOMINEEE AND FOR A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

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INFORMATION REGARDING DIRECTORS, EXECUTIVE OFFICERS, SIGNIFICANT EMPLOYEES AND CORPORATEGOVERNANCE

BOARD OF DIRECTORS

Our bylaws provide that the number of directors who constitute our Board of Directors is determined by resolution of the Board of Directors, but the total number of directors constituting the entire Board of Directors shall not be less than one (1) or more than nine (9). Our Board of Directors currently consists of five (5) directors. Each director’s term expires at the Annual Meeting.  Assuming each director nominee is re-elected at the Annual Meeting, each director shall hold office until the 2025 Annual Meeting or until a successor is duly elected and qualified or until the director’s earlier death, resignation, disqualification, or removal.

The names of our directors, including the five (5) nominees to be elected at the Annual Meeting, and certain information about each of them are set forth below.

The Company’s Nominating and Corporate Governance Committee may evaluate individuals in the future to consider additional members for our Board of Directors following the Annual Meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Identity of directors
Name	Age	Year First Elected Director	Positions/Committees	Independent
Dominic Wells	38	2020	Chief Executive Officer, Chief Revenue Officer, Secretary, Treasurer, Director (Chair of Board)	no
Andrew Lawrence	53	2022	Director, Compensation Committee, Nominating and Corporate Governance Committee (Chair)	yes
David McKeegan	48	2022	Director, Compensation Committee, Audit Committee, Nominating and Corporate Governance Committee	yes
Robert J. Lipstein	68	2022	Director, Audit Committee (Chair)	yes
Mark N. Schwartz	69	2022	Director, Audit Committee, Compensation Committee (Chair)	yes

Business experience of directors

Dominic Wells. Dominic Wells has served as our Chief Executive Officer since August 2020 and as a Director since July 2020, and as Chief Executive Officer of Onfolio LLC since May 2019. He is responsible for developing and implementing our Company’s long term business strategy and direction. From August 2013 to April 2019, Mr. Wells was the founder and director of Digital Wells Limited (Hong Kong), where he grew the Company and the Human Proof Designs (Humanproofdesigns.com) website. Human Proof Designs is an internet marketing agency offering website creation, search engine optimization services, content marketing and content creation services, and affiliate marketing training. After founding Digital Wells Limited (Hong Kong) and growing it for 5 years, Mr. Wells exited the company in 2019. Mr. Wells’ qualifications to serve on our Board include his knowledge of our Company and his leadership at our Company. Mr. Wells completed a BA (Hons) in Media Practice & Theory from the University of Sussex, UK in 2006.

Andrew Lawrence. A.J. Lawrence has served as a director since January 2022. Since June 2006 he has been the founder and director of the JAR Group & subsidiaries (USA), where he grew the company to reach the Inc. 500 twice and win many industry awards. The JAR Group is an internet marketing agency offering analytics, media buying, search engine optimization services, content marketing, content creation services, and affiliate program management. After founding the JAR group and growing it for 10 years, Mr. Lawrence sold the media buying, SEO, and affiliate program management divisions of the company. Mr. Lawrence’s qualifications to serve on our Board include his knowledge of our industry, multiple angel investments, and advisory roles, and his executive management experience. Mr. Lawrence completed a BA in International Relations 1991 & an MBA in International Business in 1994 from the University of South Carolina.

David McKeegan. David McKeegan has served as a Director since January 2022. Mr. McKeegan is the Co-founder and CEO of Greenback ETS which was founded in 2009 and serves thousands of U.S. expat clients around the world become and stay compliant with their U.S. taxes while overseas. He is also the Co-founder and CEO of GBS Tax and Bookkeeping, which was started in 2018 and serves entrepreneurs and startups who incorporate in the United States. Prior to Co-founding Greenback ETS, Mr. McKeegan was an Associate Director with the Bank of Scotland and worked on their syndicated loan desk for 5 years from 2005-2009. Mr. McKeegan’s qualifications to serve on our Board include his years of experience assisting corporations manage their finances, tax preparation documents and bookkeeping, along with his experience in finance and banking. Mr. McKeegan is an IRS Enrolled Agent, received his MBA from IESE in Barcelona, Spain in 2004 and his BA from Loyola College in Maryland in 2009. Mr. McKeegan also worked for JPMorgan Chase from 1997-2002.

Robert J. Lipstein. Robert J. Lipstein has served as a director since March 2022. In 2021, Mr. Lipstein joined the board of directors of Firstrust Bank and since 2019 has been a board member of Seacoast Banking Corporation of Florida (NASDAQ:SBCF) where he chairs its Audit Committee and is a member of the Enterprise Risk Management Committee, a member of the Directors Credit Risk Committee and a member of the Information Technology committee. Since 2017 he has been a board member of Einstein Healthcare Network. Mr. Lipstein joined the board of directors in of Infrasight Software in 2020, a start-up venture that provides software that powers Hybrid IT and Multi-Cloud business decisions. Mr. Lipstein previously served as an independent board member of Ocwen Financial (NYSE), a mortgage loan servicer where he was a member of the Audit Committee and Compensation Committee from 2017 to 2020. In addition, he is a retired KPMG senior partner where he held numerous leadership roles including, Global Partner in Charge of Sarbanes Oxley Services, Global Managing Partner of IT Business Services, Partner in Charge of KPMG’s financial service practice and partner in charge of KPMG’s advisory practice for the Mid-Atlantic region. Mr. Lipstein’s qualifications to serve on our Board include his experience as a public and private company board member and as a certified public accountant, in addition to his over 40 years of diversified business experience. He is a graduate of the University of Pennsylvania Director Institute, an Emeritus member of the Weinberg Center for Corporate Governance and he earned a Bachelor’s degree in Accounting from the University of Delaware.

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Mark N. Schwartz. Mark Schwartz has served as a director since March 2022. Previously, from March 2017 to January 2021, he served as member of the Board of Directors and on the Audit and Compensation Committees of The Bartell Drug Company, a $500+ million pharmacy retailer where he led planning and implementation of a successful sale to Rite Aid Drug Corporation. From January 2016 to December 2019, Mr. Schwartz served as a member of the Board of Directors of Glass-Media Inc., an ad- tech software & hardware provider for display advertising, where he advised on successful rounds of company financing. From January 2012 to December 2015, Mr. Schwartz served as a member of the Board of Directors of Specialty Commodities, Inc., a natural, organic food products company selling and processing nuts, seeds, ancient grains, and pet foods, where he consulted on positioning and strategy for sale of the company to Archer Daniels Midland. Mr. Schwartz’s qualifications to serve on our Board include his extensive background as a public and private company CEO, CFO, and board member with experience planning and implementing profit improvement and exit strategies in a variety of consumer, technology, media and healthcare companies. He has extensive mergers and acquisitions, corporate finance, IPO, financial reporting systems, budgetary oversight, and financial and corporate strategy experience to accelerate revenues and profitability. He has served on several audit and compensation committees and has extensive SEC GAAP and Sarbanes-Oxley risk management expertise. Mr. Schwartz received a BA in economics and political science from Claremont McKenna College in 1978 and an MBA from Harvard Business School in 1980. He has attended the UCLA Anderson School Executive Education program in Corporate Governance in 2015.

Each Member of our Board serves until the next annual meeting of stockholders, or until their successors have been duly elected. Each officer is elected annually by the Board and holds their office until they resign or are removed by the Board or otherwise disqualified to serve, or their successor is elected and qualified.

During the past ten years, none of our directors or executive officers have been involved in any of the proceedings described in Item 401(f) of Regulation S-K.

Transactions with Related Persons

From time to time, the Company pays expenses directly on behalf of the Joint Ventures that it manages and receives funds on behalf of the joint ventures. As of December 31, 2023 and 2022 the balances due from related parties were $93,372 and $54,858 included in current liabilities. During the year ended December 31, 2022, the Company paid the $215,000 related to the Company’s capital contribution for its equity interest in JV IV.

From time to time, the Company’s CEO paid expenses on behalf of the Company, and the Company funded certain expenses to the CEO. Additionally, the Company received its investments in JV I, JV II and JV III from the CEO. As of December 31, 2023 and 2022, the Company was owed $36,994 and $36,854 by the entities controlled by the Company’s CEO.

No member of management has benefited from the transactions with related parties.

For additional information, see Note 8 – Related Party Transaction to our audited financial statements appearing elsewhere in our Annual Report on Form 10-K.

Policies and Procedures for Related-Party Transactions

Our Audit Committee considers and approves or disapproves any related person transaction as required by Nasdaq regulations.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires that our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file. To the best of our knowledge, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to our Company during its most recent fiscal year and Forms 5 and amendments thereto furnished to our Company with respect to its most recent fiscal year, and any written representation referred to in paragraph (b)(1) of Item 405 of Regulation S-K, all of our executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements with the following exception: Yury Byalik, our former Head of Strategy & Acquisitions, filed one late Form 4 reflecting one late transaction.

CORPORATE GOVERNANCE

Code of Conduct

Our Company has adopted a code of conduct applicable to its employees, directors and officers, in accordance with applicable U.S. federal securities laws and the corporate governance rules of Nasdaq. A copy of this code of conduct is available on the “Investor Relations-Corporate Governance” page our principal corporate website located at https://www.onfolio.com. Requests for a copy of the Code of Ethics and Business Conduct should be directed to Investor Relations, Onfolio Holdings Inc., 1007 North Orange Street, 4th Floor Wilmington, Delaware 19801. Any substantive amendments or waivers of the code of conduct or any similar code(s) subsequently adopted for senior financial officers may be made only by our Board and will be promptly disclosed as required by applicable U.S. federal securities laws and the corporate governance rules of Nasdaq, including by posting such information on our Company’s website or by filing a Form 8-K.

Director Independence Standards

Applicable Nasdaq rules require a majority of a listed company’s board of directors to be comprised of independent directors. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.

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Director Independence

During June 2024, our Board of Directors undertook a review of the composition of our Board of Directors and its committees and the independence of each of our directors. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our Board of Directors has determined that each of Andrew “A.J.” Lawrence, David McKeegan, Robert J. Lipstein, and Mark Schwartz are “independent directors” as defined under applicable Nasdaq Stock Market Rules and Exchange Act Rules. In making such determination, our Board of Directors considered the relationships that each such non-employee director has/had with our Company and all other facts and circumstances that our Board of Directors deemed relevant in determining his/her independence, including the beneficial ownership of our capital stock by each non-employee director. The one member of our Board of Directors who is not an “independent director” is Dominic Wells as a result of his executive officer status with our Company.

There are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

Board Committees

Our Board of Directors has established the committees described below and may establish others from time to time. The charters for each of our committees are described below and are available on the “Investor Relations-Corporate Governance” page of the Company’s website located at https://www.onfolio.com. All of our committees are compliant with the Nasdaq Stock Market Rules.

Audit Committee

We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Our Audit Committee is comprised of Robert Lipstein, Mark Schwartz and David McKeegan. Mr. Lipstein is the chairperson of the committee. Each member of the Audit Committee is “independent” within the meaning of Rule 10A-3 under the Exchange Act and the Nasdaq Stock Market Rules. Our Board of Directors has designated Robert Lipstein as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

The Audit Committee’s purpose and power are to (a) retain, oversee and terminate, as necessary, the auditors of our Company, (b) oversee our Company’s accounting and financial reporting processes and the audit and preparation of our Company’s financial statements, (c) exercise such other powers and authority as are set forth in the charter of the audit committee of the Board, and (d) exercise such other powers and authority as shall from time to time be assigned thereto by resolution of the Board.

The Audit Committee also has the power to investigate any matter brought to its attention within the scope of its duties and to retain counsel and advisors to fulfill its responsibilities and duties. During our last fiscal year, our Audit Committee held 2  meetings and acted at times by unanimous written consent.

AUDIT COMMITTEEREPORT

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

Role of the Audit Committee

The Audit Committee’s primary responsibilities are generally as follows:

1.	To retain, oversee and terminate, as necessary, the auditors of the Company;

2.	To oversee the Company’s accounting and financial reporting processes and the audit and preparation of the Company’s financial statements;

3.	To exercise such other powers and authority as are set forth in the Charter of the Audit Committee of the Board of Directors; and

4.	To exercise such other powers and authority as shall from time to time be assigned thereto by resolution of the Board of Directors.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter. In overseeing the preparation of the Company’s financial statements, the Audit Committee met with management and the Company’s outside auditors, including meetings with the outside auditors without management present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and the outside auditors. The Audit Committee’s review included discussion with the outside auditors of matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC.

The Audit Committee has received the written disclosures and the letter from the Company’s outside auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the outside auditor’s communications with the Audit Committee concerning independence, and has discussed with the outside auditors the outside auditor’s independence.

Recommendations of the Audit Committee. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for filing with the SEC.

This Audit Committee Report has been furnished by the Audit Committee of the Board of Directors.

Robert Lipstein

Mark Schwartz

David McKeegan

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Compensation Committee

The Compensation Committee consists of Mark Schwartz, David McKeegan and Andrew Lawrence. Mark Schwartz serves as chairman of the Compensation Committee.

The Board of Directors has affirmatively determined that each member of the Compensation Committee meets the independence criteria applicable to compensation committee members under SEC rules and Nasdaq listing rules. The Company believes that the composition of the Compensation Committee meets the requirements for independence under, and the functioning of such Compensation Committee complies with, any applicable requirements of the rules and regulations of Nasdaq listing rules and the SEC.

The Compensation Committee’s purpose and powers are, to the extent permitted by law, to (a) review and approve the compensation of the chief executive officer of our Company and such other employees of our Company as are assigned thereto by the Board of Directors and to make recommendations to the Board of Directors with respect to standards for setting compensation levels, (b) exercise such other powers and authority as are set forth in a charter of the Compensation Committee of Board of Directors, and (c) exercise such other powers and authority as shall from time to time be assigned thereto by resolution of the Board of Directors.

The Compensation Committee also has the power to investigate any matter brought to its attention within the scope of its duties. It also has the authority to retain counsel and advisors to fulfill its responsibilities and duties.

The Compensation Committee is not precluded from accepting solely recommendations from executive officers regarding the amount or form of executive and director compensation. During 2023, our executive officers provided such recommendations. No compensation consultants were utilized in determining or recommending the amount or form of executive and director compensation during 2023.

The Compensation Committee also has the power to investigate any matter brought to its attention within the scope of its duties, and to retain counsel and advisors to fulfill its responsibilities and duties. During our last fiscal year, our Compensation Committee held 2 meetings and acted at times by unanimous written consent.

The Compensation Committee also has the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the Committee may deem appropriate in its sole discretion. Subject to applicable law, rules and regulations and the organizational documents of the Company, the Compensation Committee also has the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more officers of the Company.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Andrew Lawrence and David McKeegan. Andrew Lawrence serves as chairperson.

The Company’s Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent within the meaning of the independent director guidelines of Nasdaq listing rules. The Nominating and Corporate Governance Committee’s purpose and powers are, to the extent permitted by law, to: (a) identify potential qualified nominees for director and recommend to the Board of Directors for nomination candidates for the Board of Directors, (b) develop our Company’s corporate governance guidelines and additional corporate governance policies, (c) exercise such other powers and authority as are set forth in a charter of the Nominating and Corporate Governance Committee of the Board of Directors, and (d) exercise such other powers and authority as shall from time to time be assigned thereto by resolution of the Board of Directors.

The Nominating and Corporate Governance Committee also has the power to investigate any matter brought to its attention within the scope of its duties. It also has the authority to retain counsel and advisors to fulfill its responsibilities and duties.

Our Board has adopted a written charter setting forth the authority and responsibilities of the Nominating and Corporate Governance Committee consistent with the purposes and powers set forth above, which are available on the “Investor Relations-Corporate Governance” page our principal corporate website located at https://www.onfolio.com.

The Nominating and Corporate Governance Committee also has the power to investigate any matter brought to its attention within the scope of its duties and to retain counsel and advisors to fulfill its responsibilities and duties. During our last fiscal year, our Nominating and Corporate Governance Committee held 2 meetings and acted at times by unanimous written consent.

Each of the five directors standing for reelection at the Annual Meeting have expressed their willingness to serve as a director.

When new candidates for our Board of Directors are sought, all of our directors evaluate each candidate for nomination as director within the context of the needs and the composition of the Board of Directors as a whole. The Board of Directors conducts any appropriate and necessary inquiries into the backgrounds and qualifications of candidates. When evaluating director nominees, our Board of Directors generally seeks to identify individuals with diverse, yet complementary backgrounds. Our directors consider both the personal characteristics and experience of director nominees, including each nominee’s independence, diversity, age, skills, expertise, time availability and industry background in the context of the needs of the Board of Directors and the Company. The Board of Directors believes that director nominees should exhibit proven leadership capabilities and experience at a high level of responsibility within their chosen fields, and have the experience and ability to analyze business issues facing our Company. In addition to business expertise, the Board of Directors requires that director nominees have the highest personal and professional ethics, integrity and values and, above all, are committed to representing the long-term interests of our stockholders and other stakeholders. Our Policy Guide on Director Qualifications is available on the “Investor Relations-Corporate Governance” page our principal corporate website located at https://www.onfolio.com. To date, all new candidates have been identified and recommended by members of our Board of Directors, including management and non-management directors, our principal executive officer, and other executive officers, and we have not paid any fee to a third party to assist in the process of identifying or evaluating director candidates.

Our directors will consider candidates for nomination as director who are recommended by a stockholder and will not evaluate any candidate for nomination for director differently because the candidate was recommended by a stockholder. To date, we have not received or rejected any suggestions for a director candidate recommended by any stockholder or group of stockholders owning more than 5% of our common stock.

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When submitting candidates for nomination to be elected at our annual meeting of stockholders, stockholders should follow the following notice procedures and comply with applicable provisions of our bylaws. To consider a candidate recommended by a stockholder for nomination at the 2025 Annual Meeting of Stockholders, the recommendation must be delivered or mailed to and received by our Secretary within the time periods discussed elsewhere in this Proxy Statement under the heading “Stockholder Proposals for 2025 Annual Meeting.” The recommendation must include the information specified in our bylaws for stockholder nominees to be considered at an annual meeting, along with the following:

•	The stockholder’s name and address and the beneficial owner, if any, on whose behalf the nomination is proposed;
•	The stockholder’s reason for making the nomination at the annual meeting, and the signed consent of the nominee to serve if elected;
•	The number of shares owned by, and any material interest of, the record owner and the beneficial owner, if any, on whose behalf the record owner is proposing the nominee;
•	A description of any arrangements or understandings between the stockholder, the nominee and any other person regarding the nomination; and
•

Information regarding the nominee that would be required to be included in our Proxy Statement by the rules of the Securities and Exchange Commission, including the nominee’s age, business experience for the past five years and any other directorships held by the nominee.

The information listed above is not a complete list of requisite information. The secretary will forward any timely recommendations containing the required information to our independent directors for consideration.

No material changes to the procedures by which our stockholders may recommend nominees to our Board of Directors has occurred since we last provided disclosure regarding these procedures.

Board Leadership Structure

Our bylaws provide the Board of Directors with flexibility to combine or separate the positions of Chair of the Board of Directors and Principal Executive Officer in accordance with its determination that utilizing one or the other structure is in the best interests of our Company. Our current structure is that one person, Dominic Wells, serves as our Chief Executive Officer and Chairman of the Board of Directors. Mr. Wells serves as our Principal Executive Officer and is responsible for the overall general management of the Company and supervision of Company policies, setting the Company’s strategies, formulating and overseeing the Company’s business plan, raising capital, expanding the Company’s management team and the general promotion of the Company. He also performs certain functions related to our corporate governance, including coordinating certain board activities, setting relevant items on the agenda and ensuring adequate communication between the Board of Directors and management, which he does in conjunction with the other independent directors. Our Board of Directors has determined that presently, this leadership structure is appropriate for the size of our Company. Also, due to the smaller size of our Board of Directors, our Company has no lead independent director.

Risk Oversight

The Board oversees risk management directly and through its committees associated with their respective subject matter areas. Generally, the Board oversees risks that may affect the business of the Company as a whole, including operational matters. The Audit Committee is responsible for oversight of the Company’s accounting and financial reporting processes and also discusses with management the Company’s financial statements, internal controls and other accounting and related matters. The Compensation Committee oversees certain risks related to compensation programs and the Nominating and Corporate Governance Committee oversees certain corporate governance risks. As part of their roles in overseeing risk management, these Committees periodically report to the Board regarding briefings provided by management and advisors as well as the Committees’ own analysis and conclusions regarding certain risks faced by the Company. Management is responsible for implementing the risk management strategy and developing policies, controls, processes and procedures to identify and manage risks. The interaction with management occurs not only at formal board and committee meetings, but also through periodic and other written and oral communications.

Meetings of the Board and Committees; Meeting Attendance

During 2023, there were 11 meetings of the Board of Directors. During fiscal 2023, all of the directors attended over 75% of the Board and committee meetings for which the directors served. The Board of Directors also acted at times by unanimous written consent, as authorized by our bylaws and Delaware General Corporation Law.

We have no policy regarding the attendance of the members of our Board of Directors at our annual meetings of security holders. All of the members of our Board of Directors attended our 2023 annual meeting.

Stockholder Communications with the Board

Stockholders who desire to communicate with the Board of Directors, or a specific director, may do so by sending the communication addressed to either the Board of Directors or any director, c/o Onfolio Holdings Inc., 1007 North Orange Street, 4th Floor, Wilmington, Delaware 19801. These communications will be delivered to the Board, or any individual director, as specified.

Hedging and Pledging Prohibition

Under our Insider Trading Policy, our directors, officers, and covered employees (and each such individual’s spouse, other persons living in such person’s household and minor children and entities over which such person exercises control, as described in the policy) are prohibited from engaging the following transactions at any time: (i) engaging in short term trading of our securities (ii) engaging in short sales of our securities; (iii) trading in put options, call options or other derivative securities on our securities (iv) holding our securities in a margin account or otherwise pledging our securities as collateral for loan; and (iv) engaging in hedging or monetization transactions or similar arrangements with respect to our securities; unless advance approval for the transaction is obtained from the compliance officer of the policy. A copy of our Insider Trading Policy is available on the “Investor Relations-Corporate Governance” page our principal corporate website located at https://www.onfolio.com.

The following Board Diversity Matrix presents our Board diversity statistics, as voluntarily self-identified by our directors, in accordance with Nasdaq Listing Rule 5606.

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Board Diversity Matrix (As of June 17, 2024)1

Total Number of Directors:

	5
Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	0	5	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	0	5	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0	0	0	0
Did Not Disclose Demographic Background	0	0	0	0

1. We had no changes from our 2023 Board Diversity Matrix (included in our proxy statement for our 2023 Annual Meeting of Stockholders).

In the process of searching for qualified persons to serve on the Board, the Nominating and Governance Committee strives for the inclusion of diverse groups (including diversity of age, gender, race, ethnicity, sexual orientation and gender identity), knowledge, and viewpoints. The Board recognizes, however, that the representation of specific qualities or groups may vary over time. When new candidates for our Board of Directors are sought, all of our directors evaluate each candidate for nomination as director within the context of the needs and the composition of the Board of Directors as a whole. The Board of Directors conducts any appropriate and necessary inquiries into the backgrounds and qualifications of candidates. When evaluating director nominees, our Board of Directors generally seeks to identify individuals with diverse, yet complementary backgrounds. Our directors consider both the personal characteristics and experience of director nominees, including each nominee’s independence, diversity, age, skills, expertise, time availability and industry background in the context of the needs of the Board of Directors and the Company. The Board of Directors believes that director nominees should exhibit proven leadership capabilities and experience at a high level of responsibility within their chosen fields, and have the experience and ability to analyze business issues facing our Company. In addition to business expertise, the Board of Directors requires that director nominees have the highest personal and professional ethics, integrity and values and, above all, are committed to representing the long-term interests of our stockholders and other stakeholders.

EXECUTIVEOFFICERS
Identity of Executive Officers Name	Age	Positions/Committees
Dominic Wells	38	Chief Executive Officer, Chief Revenue Officer, Secretary, Treasurer, Director (Chair of Board)
Esbe van Heerden	32	Chief Financial Officer, President
Adam Trainor	39	Chief Operations Officer

Business experience of directors, executive officers, and significant employees

The business experience of Mr. Wells is described above under the caption “Business Experience of Directors.”

Esbe van Heerden. Esbe van Heerden has served as our President since February 1, 2022 and on November 6, 2023 was appointed to serve as the Company’s Chief Financial Officer, where she is responsible for implementing and developing our Company’s shorter term business strategy and our Company’s budgeting and performance tracking. Previously, she served as our Chief Operations Officer August 2020 to January 31, 2022, and as Chief Operations Officer of Onfolio LLC since May 2019. During her time at our Company, Ms. van Heerden has overseen an expansion from five team members, to 32, and monthly recuring revenue (MRR) growth of more than 700%. She joined our Company after successfully building a boutique publishing house, NonFiction LLC, that helped CEOs and consultants succeed in publishing their books. From June 2016 to December 2018, Ms. van Heerden built out the systems to guide new authors through the writing and publishing process, and grew to a team of 15+ staff members. Ms. van Heerden completed a triple major: a BSc in Biomedical Science, a BSc in Molecular Biology, as well as a BS in Forensic Biology and Toxicology, and was awarded the Vice-Chancellor’s Commendation for Academic Excellence. She graduated in 2015 from Murdoch University, Australia.

Adam Trainor. Adam Trainor has served as our Chief Operations Officer since February 2022, and prior to that served as the director of a portfolio of our Company from November 2020 to January 2022, overseeing Vital Reaction LLC, Outreachama LLC, Getmerankings LLC, alongside various content/media properties. He is responsible for executing our business strategy and managing portfolio/department leadership. Before joining Onfolio, Mr. Trainor served as the CEO of Vital Reaction LLC, from April 2019 to December 2020. Mr. Trainor is also a board certified chiropractic physician and clinical nutritionist and has worked in a variety of pain management settings, including at Walter Reed National Military Medical Center in Bethesda, MD from November 2018 to April 2019. Also, from September 2010 to January 2019, Mr. Trainor served as the founder and CEO of Thirdspace LLC, an academic tutoring agency where he ran all aspects of the agency. Mr. Trainor graduated summa cum laude with a BA in History from Boston University in 2012. He also holds a Doctorate in chiropractic medicine (2019) and Masters of Science in clinical nutrition (2018) from the Northeast College of Health Sciences.

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EXECUTIVECOMPENSATION

The compensation committee of our Board of Directors oversees, reviews and approves all compensation decisions relating to our named executive officers.

The table below summarizes all compensation awarded to, earned by, or paid to our 2023 named executive officers for the fiscal years ended December 31, 2023 and 2022. Our 2023 named executive officers are: Dominic Wells, Esbe van Heerden, Rob te Braake,Yury Byalik, and Adam Trainor.

Summary Compensation Table

The table below summarizes all compensation awarded to, earned by, or paid to our named executive officers that earned more than $100,000 for the fiscal years ended December 31, 2023 and 2022:

				Option
Name	Year(1)	Salary	Bonus(2)	Awards(3)	Total
		$	$	$	$
Dominic Wells	2023	150,000	-	-	150,000
Chief Executive Officer, Chief Revenue Officer, Secretary, Treasurer, Director	2022	150,000	-	-	150,000

Esbe van Heerden	2023	125,000	-	-	120,000
President and Chief Financial Officer	2022	120,000	-	-	120,000

Rob te Braake	2023	120,000	-	1,760	121,760
Interim Chief Financial Officer

Yury Byalik,	2023	95,385	24,489	-	119,874
Head of Strategy and Acquisitions	2022	84,000	-	-	84,000

Adam Trainor	2023	108,000	-	40,660	148,660
Chief Operations Officer	2022	96,000	-	92,432	188,432

___________________________

1.

Rob te Braake served as our Interim Chief Financial Officer from January 1, 2023 to November 1, 2023. Esbe van Heerden was appointed as our Chief Financial Officer effective November 1, 2023. Mr. Byalik resigned as our Head of Strategy and Acquisitions on December 8, 2023.

2.	The amounts in this column reflect earned bonus awards by our named executive officers.
3.	The grant date fair value of the stock awards and option awards computed in accordance with ASC Topic 718.

We grant stock awards and stock options to our executive officers based on their level of experience and contributions to our Company. The aggregate fair value of awards and options are computed in accordance with FASB ASC 718. The assumptions made in the computation may be found in Note 7 to our financial statements set forth elsewhere within this Report on Form 10-K.

At no time during the last fiscal year was any outstanding option otherwise modified or re-priced, and there was no tandem feature, reload feature, or tax-reimbursement feature associated with any of the stock options we granted to our executive officers or otherwise.

Employee, Severance, Separation and Change in Control Agreements

Dominic Wells Employment Agreement.

On August 1, 2020, our Company entered into a written employment agreement with Mr. Wells as its Chief Executive Officer providing for an annual salary of $120,000 per year. On January 1, 2022, our Company entered into a new employment agreement with Mr. Wells as its Chief Executive Officer. Pursuant to this agreement, Mr. Wells receives an annual salary of $150,000, which is paid semi-monthly in accordance with our Company’s normal payroll procedures. Mr. Wells is also eligible to receive certain employee benefits and bonuses under any bonus under any bonus plan program that may be established by our Board of Directors. Mr. Wells also serves as a member of our Board for no additional compensation.

Esbe van Heerden Employment Agreement.

Our Company entered into an employment agreement dated February 1, 2022, with Ms. van Heerden as its President providing for an annual salary of $120,000 per year. On November 1, 2023, our Company entered into a new employment agreement with Ms. van Heerden as its Chief Executive Officer and President. Pursuant to the agreement, Ms. van Heerden receives an annual salary of $150,000, which is paid semi-monthly in accordance with our Company’s normal payroll procedures. Ms. van Heerden is also eligible to receive certain employee benefits and bonuses under any bonus plan program that may be established by our Board of Directors.

Rob te Braake Employment Agreement.

Our Company entered into an employment agreement dated January 1, 2023, with Mr. te Braake as its Interim Chief Financial Officer for an annual salary of $144,000 to be paid semi-monthly in accordance with our Company’s normal payroll procedures. Mr. te Braake was also eligible to receive certain employee benefits and bonuses under any bonus plan program that may be established by our Board of Directors. Mr. te Braake resigned as our Interim Chief Financial Officer  on November 1, 2023.

15

Yury Byalik Employment Agreement

Our Company entered into an employment agreement dated September 1, 2021, with Mr. Byalik as its Head of Strategy and Acquisitions providing for an annual salary of $84,000 per year, which was increased to $96,000 per year on January 1, 2023.  paid semi-monthly in accordance with our Company’s normal payroll procedures. Pursuant to his agreement, Mr. Byalik was also eligible to receive certain employee benefits and bonuses under any bonus plan program that may be established by our Board of Directors

Adam Trainor Employment Agreement.

Our Company entered into an employment agreement dated February 1, 2022, with Mr. Trainor as its Chief Operations Officer providing for an annual salary of $96,000 per year. On January 1, 2023, Mr. Trainor received an increase to his salary. Pursuant to the agreement, Mr. Trainor receives an annual salary of $108,000, which is paid semi-monthly in accordance with our Company’s normal payroll procedures. Mr. Trainor is also eligible to receive certain employee benefits and bonuses under any bonus plan program that may be established by our Board of Directors. Additionally, in connection with his employment with the Company, Mr. Trainor was granted 21,000 non-qualified stock options pursuant to the Company’s 2020 Plan. The options have an exercise price of $5.95 per share.

Benefits and Other Compensation

We maintain broad-based benefits that are provided to all of our employees, including reimbursement of private health insurance, tech allowances, and education and professional development plans, that named executive officers participate in. Executives are eligible to participate in all of our employee benefit plans, in each case on the same terms as our other employees. No employee benefit plans are in place solely for the benefit of our executives.

Change in Control Benefits

Pursuant to the terms of our 2020 Equity Incentive Plan, our executives are entitled to certain benefits in the event of a change in control of our Company or the termination of their employment under specified circumstances, including termination following a change in control. We believe these benefits help us compete for and retain executive talent and are generally in line with severance packages offered to executives by the companies in our peer group. We also believe that these benefits would serve to minimize the distraction caused by any change in control scenario and reduce the risk that key talent would leave the Company before any such transaction closes, which could reduce the value of the Company if such transaction failed to close.

Outstanding Equity Awards at Fiscal Year-End

The table below summarizes all of the outstanding equity awards for our named executive officers as of December 31, 2023, our latest fiscal year end:

	Option Awards					Stock Awards
	Number of securities underlying unexercised		Option	Option	Initial	Number of shares or units of stock that	Market value of shares or units of stock that
	options(#)		exercise	expiration	vesting	have not	have not
Name	Exercisable	Unexercisable	price($)	date	date	vested	vested

Dominic Wells	-	-	-	-	-	-	-
Esbe van Heerden	-	-	-	-	-	-	-
Adam Trainor	4,200	-	5.95	1/1/25	1/1/22			(1)
	14,784	2,016	5.95	2/28/25	2/28/22	-	-	(2)

1.	Vest over a period of one and a half years at the rate of 252 per month beginning on January 1, 2022.
2.	Vest over a period of two years at the rate of 672 per month beginning on February 28, 2022.

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Director Compensation

Compensation for our directors is discretionary and is reviewed from time to time by our Board of Directors. Any determinations with respect to Board compensation are made by our Board of Directors. During Fiscal year 2023, each of our independent directors who serve on our Board received a quarterly stipend of $5,000 payable in cash. Each director also received 15,000 common stock options with an exercise price of $1.27 and a term of 10 years. Additionally, the chair of our audit committee receives an additional quarterly stipend of $2,500 payable in cash. All directors are also entitled to reimbursement for travel expenses for attending director meetings.

The following table summarizes compensation earned by our Company’s directors for the year ended December 31, 2023. All directors have been and will be reimbursed for reasonable expenses incurred in connection with attendance at meetings of the Board of Directors or other activities undertaken by them on behalf of our Company.

Name	Fees Earned or paid in Cash ($)	Stock awards ($)	Option awards ($)	Nonequity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Dominic Wells(1)	—	—	—	—	—	—	—
Andrew Lawrence	20,000	—	13,952	—	—	—	33,952
David McKeegan	20,000	—	13,952	—	—	—	33,952
Robert J. Lipstein	30,000	—	13,952	—	—	—	43,952
Mark N. Schwartz	20,000	—	13,952	—	—	—	33,952

———————

1.	Serves as an executive officer and a director, but receives no additional compensation for serving as a director.

Compensation Policies and Practices as They Relate to Our Risk Management

Our compensation program for employees does not create incentives for excessive risk taking by our employees or involve risks that are reasonably likely to have a material adverse effect on us. Our compensation has the following risk-limiting characteristics:

•

Our base pay consists of competitive salary rates that represent a reasonable portion of total compensation and provide a reliable level of income on a regular basis, which decreases incentive on the part of our executives to take unnecessary or imprudent risks;

•	Option awards are not tied to formulas that could focus executives on specific short-term outcomes; and
•

Option awards, generally, have multi-year vesting which aligns the long-term interests of our executives with those of our shareholders and, again, discourages the taking of short-term risk at the expense of long-term performance.

Compensation Recovery (“Clawback”) Policy

We have adopted a compensation recovery policy (a “clawback policy”) that applies to incentive compensation. The purpose of the clawback policy is to enable the Company to recover erroneously awarded compensation in the event that the Company is required to prepare an accounting restatement. Under the clawback policy, an accounting restatement means an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. In the clawback policy, erroneously awarded compensation generally means, in the event of an accounting restatement, the amount of incentive-based compensation previously received that exceeds the amount of incentive-based compensation that otherwise would have been received had it been determined based on the restated amounts in the accounting restatement. The clawback policy is annexed to our Annual Report on Form 10-K for the year ended December 31, 2023 as Exhibit 97.1.

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VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of the Record Date, we had outstanding 5,107,395 shares of common stock. Each share of our common stock is entitled to one vote with respect to each matter on which it is entitled to vote.

The following table sets forth, the stock ownership of (1) each person or group known to our Company to beneficially own 5% or more of our common stock and (2) each director and Named Executive individually, and (3) all directors and executive officers of our Company as a group. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table below has sole voting and investment power with respect to the shares set forth opposite such person’s name. Except as otherwise indicated, the address of each of the persons in the table below is c/o Onfolio Holdings Inc., 1007 North Orange Street, 4th Floor, Wilmington, DE 19801.

	Number Of Shares
Name of Beneficial Owner	Beneficially Owned	Percentage of Class (1)(2)
Directors and Named Executive Officers
Dominic Wells, CEO, CRO, Director (Chair of Board) (3)	1,572,431	30.79%
Esbe van Heerden, President, CFO(4)	252,000	4.93%
Yury Byalik, Head of Strategy and Acquisitions(5)	12,833	*%
Adam TrainorChief Operations Officer(6)	21,000	*
Rob te Braake, Interim Chief Financial Officer (7)	61,865	1.21%
Andrew “A.J.” Lawrence, Director	15,000	*
David McKeegan, Director	15,000	*
Robert J. Lipstein, Director	15,000	*
Mark Schwartz, Director	15,000	*
All Executive Officers and Directors as a Group (9 individuals)	1,993,264	39.03%

_____________

* Less than 1.0%.

(1)

Where the Number of Shares Beneficially Owned (reported in the preceding column) includes shares which may be purchased upon the exercise of outstanding stock options and warrants which are or within sixty days will become exercisable (“presently exercisable options”) the percentage of class reported in this column has been calculated assuming the exercise of such presently exercisable options.

(2)	Based on 5,107,395 shares of common stock outstanding on the Record Date.
(3)	Includes 406,931 warrants to purchase common stock with an exercise price of $5 per share, expiring August 30, 2027
(4)

Ms. van Heerden was issued 252,000 restricted shares of common stock which vest over a period of three years at the rate of 1/36th beginning on August 1, 2020. She has voting rights with respect to all of her shares.

(5)	Mr. Byalik resigned as our Head of Strategy and Acquisitions on December 8, 2023.
(6)	Based on 5,107,395 shares of common stock outstanding on the Record Date.
(7)	Mr. te Braake resigned from all positions with our Company on November 1, 2023. Includes 20,000 options exercisable within 60 days of March 31, 2024.

Change in Control Arrangements

We are not aware of any arrangements that could result in a change of control.

Securities Authorized for Issuance under Equity Compensation Plans

Equity Compensation Plans as of December 31, 2023.

Equity Compensation Plan Information
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	133,189	$2.52	2,429,240
Equity compensation plans not approved by security holders(2)	82,613	$5.50	0
Total	215,802	$4.26	2,429,240

1.

Reflects shares of common stock to be issued pursuant to our 2020 Equity Incentive for the benefit of our directors, officers, employees and consultants. We have reserved 2,600,000 shares of common stock for such persons pursuant to our 2020 Equity Incentive Plan.

2.

Represents warrants to purchase 82,613 shares of common stock issued to the underwriter in our IPO. The warrants have an exercise price of $5.50, are exercisable beginning on February 22, 2023 and expire on August 25, 2027.

18

PROPOSAL ONE

ELECTION OF DIRECTORS

At the time of the Annual Meeting, our Board of Directors will consist of five (5) directors: Dominic Wells, Andrew Lawrence, David McKeegan, Robert J. Lipstein and Mark N. Schwartz. At the Annual Meeting, the stockholders will elect five directors for a one (1) year term to serve until the next annual meeting of stockholders and until a successor for such director is elected and qualified, or until the death, resignation or removal of such director. All five of our current directors are standing for reelection at the Annual Meeting.

Nominees

Based upon the recommendation of the Nominating and Corporate Governance Committee, the Board proposes that the individuals listed below as nominees be elected as directors. The nominees have agreed to serve if elected, and our Board of Directors has no reason to believe that the nominees will be unavailable or will decline to serve. In the event, however, that a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is selected by the Nominating and Corporate Governance Committee and approved by the current Board of Directors to fill the vacancy.

The Company’s Nominating and Corporate Governance Committee may evaluate individuals in the future to consider additional members for our Board of Directors following the Annual Meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Set forth below is information regarding the nominees for election to our Board of Directors:

Name	Age	Year First Elected Director	Positions/Committees	Independent
Dominic Wells	38	2020	Chief Executive Officer, Chief Revenue Officer, Secretary, Treasurer, Director (Chair of Board)	no
Andrew Lawrence	53	2022	Director, Compensation Committee, Nominating and Corporate Governance Committee (Chair)	yes
David McKeegan	48	2022	Director, Compensation Committee, Audit Committee, Nominating and Corporate Governance	yes
			Committee
Robert J. Lipstein	68	2022	Director, Audit Committee (Chair)	yes
Mark N. Schwartz	69	2022	Director, Audit Committee, Compensation Committee (Chair)	yes
Vote Required

Directors will be elected by a plurality of the votes cast in person or by proxy, meaning the five (5) nominees receiving the most votes will be elected as directors. A “withhold” vote with respect to any nominee will have no effect on the election of that nominee, and broker non-votes will also have no effect on the election of the nominees. Stockholders are not entitled to cumulative voting with respect to the election of directors. Each holder of common stock is entitled to one vote for each share held.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the election of all of the above nominees.

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PROPOSAL TWO

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking stockholders to ratify the appointment of Astra Audit & Advisory, LLC (“Astra”) to serve as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Astra has served as the Company’s independent registered public accounting firm since May 14, 2024. BF Borgers CPA PC (“BF Borgers”) was our independent registered public accounting firm for our fiscal year ended December 31, 2023. See “Change in Independent Registered Public Accounting Firm” below. No representatives of either Astra or Borgers will be present at the Annual Meeting.

The aggregate fees billed for professional services by BF Borgers during 2023 and 2022 were as follows:
	2023	2022
Audit Fees	$187,000	$142,700
Audit-Related Fees	74,250	211,700
Tax Fees	—	—
All Other Fees	—	—

Audit Fees are the aggregate fees billed during the years ended December 31, 2023 and December 31, 2022 for professional services rendered by BF Borgers for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Form 10-Q or services that are normally provided by BF Borgers in connection with statutory and regulatory filings or engagements.

Audit-Related Fees are the aggregate fees billed during the years ended December 31, 2023 and December 31, 2022 for assurance and related services rendered by BF Borgers that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under the category Audit Fees described above. For 2023, these fees primarily consist of audit fees paid relating to acquisitions we ultimately did not make. For 2022, these fees include $43,200 in audit fees paid relating to acquisitions we ultimately did not make.

Tax Fees are the aggregate fees billed during the years ended December 31, 2023 and December 31, 2022 for tax compliance services rendered by BF Borgers.

All Other Fees are the aggregate fees billed during the years ended December 31, 2023 and December 31, 2022 for products and services provided by BF Borgers, other than the services reported in the Audit Fees, Audit-Related Fees, and Tax Fees categories above.

Audit Committee Pre-Approval Policies.

All the services performed by BF Borgers that are described above were pre-approved by the Company’s audit committee. The Audit Committee pre-approves all audit and permissible non-audit services on a case-by-case basis.

None of the hours expended on BF Borgers’ engagement to audit the Company’s financial statements for the years ended December 31, 2023 and December 31, 2022 were attributed to work performed by persons other than BF Borgers’ full-time, permanent employees.

Change in Independent Registered Public Accounting Firm

As previously reported on a Current Report on Form 8-K that we filed on each of May 3, 2024 and May 14, 2024:

Termination of Independent Registered Public Accounting Firm

On May 3, 2024, the Company dismissed BF Borgers as its independent registered public accounting firm. The Company’s audit committee unanimously approved the decision to dismiss BF Borgers.

BF Borgers’ reports on the financial statements of the Company for the fiscal years ended December 31, 2023 and 2022 did not contain an adverse opinion or disclaimer of opinion, nor were they modified or qualified as to uncertainty, audit scope or accounting principles except that BF Borgers’ reports on the financial statements of the Company for the fiscal years ended December 31, 2023 and 2022 contained the following paragraph:

“The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has suffered recurring losses from operations and has a significant accumulated deficit. In addition, the Company continues to experience negative cash flows from operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

20

There have been no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) and no “reportable event” occurred (as that term is defined in Item 304(a)(1)(v) of Regulation S-K during the fiscal years ended December 31, 2023 and 2022 and the subsequent interim period up to and including the date of BF Borgers’ dismissal between the Company and BF Borgers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of BF Borgers, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Company’s financial statements for those periods.

BF Borgers’s is not currently permitted to appear or practice before the Commission, as a result, we did not request BF Borgers to furnish our Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in the May 3, 2024 Form 8-K.

Appointment of Independent Registered Public Accounting Firm

On May 14, 2024, the Company’s audit committee unanimously approved the engagement of Astra as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

During the Company’s two most recent fiscal years, and the subsequent interim period up to and including the date of BF Borgers’ dismissal, neither the Company nor anyone acting on its behalf consulted with Astra regarding any matter that would require disclosure under Item 304(a)(2) of Regulation S-K.

Vote Required

The vote required to ratify the appointment of Astra to serve as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 is the affirmative vote of the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter. Abstentions will have the same effect as a vote “against” the proposal, and broker non-votes will have no effect on the vote for this proposal. Each holder of common stock is entitled to one vote for each share held.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote “FOR” the proposal to ratify the appointment of Astra to serve as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

21

PROPOSAL THREE

AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT

Background and Proposed Amendment

Our Certificate of Incorporation provides that the total number of shares of all classes of capital stock that our Company is authorized to issue is 55,000,000 shares, consisting of (i) 50,000,000 shares of common stock, par value $0.001 per share, and (ii) 5,000,000 shares of preferred stock, par value $0.001 per share, of which 1,000,000 shares of preferred stock have been designated by our Board of Directors as series A preferred stock.

On May 17, 2024, subject to stockholder approval, our Board of Directors approved an amendment to our Certificate of Incorporation to, at the discretion of the Board, effect a reverse stock split of the Company’s issued and outstanding common stock at a ratio of between 1-for-2 and 1-for-5, with the exact ratio to be determined by the Board of the Company at its discretion. The primary goal of the reverse stock split is to increase the per share market price of our common stock to meet the minimum per share bid price requirement of at least $1.00 per share (the “Minimum Bid Price Requirement”) for continued listing on The Nasdaq Capital Market. We believe that proposing a range for the reverse stock split provides us with the most flexibility to achieve the desired results of the reverse stock split, if in fact, the Board does implement the reverse stock split.

If the proposal to approve an amendment to the Certificate of Incorporation to effect a reverse stock split of the Company’s issued and outstanding common stock (the “reverse stock split proposal” or “Proposal No. 3”) is approved by our stockholders and the reverse stock split is effected, up to every 5 shares of our issued and outstanding common stock would be combined and reclassified into one share of common stock. The actual timing for implementation of the reverse stock split and the specific split ratio would be determined by our Board of Directors based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders, but in no event later than the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Annual Meeting or any postponement or adjournments thereof. Notwithstanding approval of the reverse stock split proposal by our stockholders, our Board of Directors will have the sole authority to elect whether or not and when to amend our Certificate of Incorporation to effect the reverse stock split. If the reverse stock split proposal is approved by our stockholders, our Board of Directors will make a determination as to whether effecting the reverse stock split is in the best interests of our Company and our stockholders in light of, among other things, the Company’s ability to increase the trading price of our common stock to meet the minimum stock price standards of The Nasdaq Capital Market without effecting the reverse stock split, the per share price of our common stock immediately prior to the reverse stock split and the expected stability of the per share price of our common stock following the reverse stock split. If our Board of Directors determines that it is in the best interests of the Company and our stockholders to effect the reverse stock split, it will adopt resolutions establishing the final ratio for the reverse stock split. We will notify Nasdaq of our intention to effect the reverse stock split in accordance with then-current regulations applicable thereto and will provide public notice of the reverse stock split prior to the proposed market effective date. For additional information concerning the factors our Board of Directors will consider in deciding whether to effect the reverse stock split, please see “Determination of the Reverse Stock Split Ratio” and “Board Discretion to Effect the Reverse Stock Split.”

The text of the proposed amendment to our Certificate of Incorporation to effect the reverse stock split is included as Appendix A to this Proxy Statement. If the reverse stock split proposal is approved by the Company’s stockholders, the Company will have the authority to file the proposed amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing. Our Board of Directors has determined that the reverse stock split proposal is advisable and in the best interests of the Company and its stockholders and has submitted the amendment for consideration by our stockholders at this Annual Meeting and any postponements or adjournments thereof.

The Board intends to implement the reverse stock split only if necessary to maintain compliance with the Minimum Bid Price Requirement at some future point in time, otherwise, the reverse stock split will likely not be necessary, and the Board reserves the right to abandon the reverse stock split.

Reasons for the Reverse Stock Split

Maintain Nasdaq Listing

We are submitting this proposal to our stockholders for approval in order to ensure the trading price of our common stock continues to meet the Minimum Bid Price Requirement for continued listing on The Nasdaq Capital Market. Failure to do so could result in our common stock being delisted from Nasdaq. Accordingly, we believe that the reverse stock split proposal is in our stockholders’ best interests.

On October 25, 2023, the Company received a notification letter from the Listing Qualifications Staff of Nasdaq that because the closing bid price for the Company’s common stock listed on The Nasdaq Capital Market had been below $1.00 per share for 30 consecutive business days, the Company was not in compliance with the Minimum Bid Requirement.

In accordance with Nasdaq Marketplace Rule 5810(c)(3)(A), the Company had a period of 180 calendar days from October 25, 2023, or until April 22, 2024, to regain compliance with the Minimum Bid Price Requirement. On April 23, 2024, Nasdaq’s Listing Qualifications Staff notified the Company that it had extended the time period for the Company to regain compliance with the Minimum Bid Requirement until October 21, 2024 after we provided to Nasdaq written notice of our intention to cure the deficiency during the second compliance period, by effecting a reverse stock split, if necessary. To regain compliance, the closing bid price of the Company’s common stock must be at least $1.00 or higher for a minimum of ten consecutive business days. On June 25, 2024, the Company received a notification letter from the Listing Qualifications Staff of Nasdaq that the Staff had determined that for 10 consecutive business days, from June 10 to June 24, 2024, the closing bid price of the Company’s common stock had been at $1.00 per share or greater. Accordingly, the Company regained compliance with the Minimum Bid Requirement (Nasdaq Listing Rule 5550(a)(2)) and the matter is now closed. The Company is  evaluating all available options to maintain compliance with the Minimum Bid Requirement.

We believe that the reverse stock split would be a valuable tool  for us to utilize in the event we again fail to meet the criteria to satisfy the Minimum Bid Price Requirement for continued listing on The Nasdaq Capital Market. A decrease in the number of outstanding shares of our common stock resulting from the reverse stock split should, absent other factors, assist in ensuring that the per share market price of our common stock remains above the requisite price for continued listing. However, we cannot provide any assurance that, if the reverse stock split is implemented, our minimum bid price would remain over the minimum bid price requirement of The Nasdaq Capital Market following the reverse stock split.

22

Potential Increased Interest from New Investors

If the reverse stock split is implemented, we believe increasing the trading price of our common stock may also assist in our capital-raising efforts by making our common stock more attractive to a broader range of investors and promote greater liquidity for our stockholders. A greater price per share of our common stock could allow a broader range of institutions to invest in our common stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume and liquidity of our common stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. We believe that the reverse stock split would provide the Board flexibility to make our common stock a more attractive investment for these institutional investors, which we believe will enhance the liquidity for the holders of our common stock and may facilitate future sales of our common stock.

The reverse stock split could also increase interest in our common stock for analysts and brokers who may otherwise have policies that discourage or prohibit them in following or recommending companies with low stock prices. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

Risks Associated with the Reverse Stock Split, if Implemented

The Reverse Stock Split May Not Increase the Price of Our Common Stock Over the Long-Term.

As noted above, the principal purpose of the reverse stock split is to increase the trading price of our common stock to meet the minimum stock price standards of The Nasdaq Capital Market. However, if the reverse stock split is implemented,  the effect of the reverse stock split on the market price of our common stock cannot be predicted with any certainty, and we cannot assure you that the reverse stock split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of common stock will proportionally increase the market price of our common stock, we cannot assure you that the reverse stock split will increase the market price of our common stock by a multiple of the reverse stock split ratio or result in any permanent or sustained increase in the market price of our common stock. The market price of our common stock may be affected by other factors that may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.

The Reverse Stock Split May Decrease the Liquidity of Our Common Stock.

If the reverse stock split is implemented, the Board believes that the reverse stock split may result in an increase in the market price of our common stock, which could lead to increased interest in our common stock and possibly promote greater liquidity for our stockholders. However, the reverse stock split will also reduce the total number of outstanding shares of common stock, which may lead to reduced trading and a smaller number of market makers for our common stock, particularly if the price per share of our common stock does not increase as a result of the reverse stock split.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” that may be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell.

If the reverse stock split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of common stock. A purchase or sale of less than 100 shares of common stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of common stock following the reverse stock split may be required to pay higher transaction costs if they sell their common stock.

The Reverse Stock Split May Lead to a Decrease in Our Overall Market Capitalization.

If the reverse stock split is implemented, the reverse stock split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our common stock does not increase in proportion to the reverse stock split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of common stock outstanding following the reverse stock split.

23

The Reverse Stock Split May Cause A “Short Squeeze” of Our Common Stock.

If the reverse stock split is implemented, the total issued shares of common stock will be reduced by the reverse stock split ratio. For example, if the board of directors adopts a 1-for-5 reverse stock split ratio, the 5,107,395 shares of common stock issued as of June 17, 2024 prior to the reverse stock split will be reduced to approximately 1,021,479 issued shares of common stock post-reverse stock split. Investors may purchase shares of our common stock to hedge existing exposure or to speculate on the price of our common stock. Speculation on the price of our common stock may involve long and short exposures. To the extent aggregate short exposure exceeds the number of shares of our common stock available for purchase on the open market, investors with short exposure may have to pay a premium to repurchase shares of our common stock for delivery to lenders of our common stock. Those repurchases may, in turn, dramatically increase the price of shares of our common stock until additional shares of our common stock are available for trading or borrowing. This is often referred to as a “short squeeze.” A short squeeze and/or focused investor trading in anticipation of a short squeeze may lead to volatile price movements in shares of our common stock that may be unrelated or disproportionate to our operating performance or prospects and, once investors purchase the shares of our common stock necessary to cover their short positions, or if investors no longer believe a short squeeze is viable, the price of our common stock may rapidly decline.

Potential Consequences if the Reverse Stock Split Proposal is Not Approved

If the reverse stock split proposal is not approved by our stockholders, our Board will not have the authority to effect the reverse stock split pursuant to the amendment to the Certificate of Incorporation to, among other things, facilitate the continued listing of our common stock on The Nasdaq Capital Market by increasing the per share trading price of our common stock to help ensure a share price high enough to satisfy the $1.00 per share Minimum Bid Price Requirement. Any inability of our Board to effect the reverse stock split could expose us to delisting from The Nasdaq Capital Market.

Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of the reverse stock split proposal, which gives the Board the discretion to implement a reverse stock split at a ratio of between 1-for-2 and 1-for-5 for the potential reverse stock split is advisable and in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the reverse stock split would be implemented. We believe that the reverse stock split proposal’s range provides us with the most flexibility to achieve the desired results in the event a reverse stock split is implemented. The reverse stock split ratio to be selected by our Board will not be more than 1-for-5. If the Board does determine to implement the reverse stock split, we will publicly announce the chosen ratio at least five business days prior to the effectiveness of the reverse stock split, and the reverse stock split will be implemented by the one-year anniversary of the date on which the reverse stock split is approved by our stockholders at this Annual Meeting or any postponements or adjournments thereof, if at all.

The selection of the specific reverse stock split ratio will be based on several factors, including, among other things:

•	our ability to maintain the listing of our common stock on The Nasdaq Capital Market;
•	the per share price of our common stock immediately prior to the reverse stock split;
•	the expected stability of the per share price of our common stock following the reverse stock split;
•	the likelihood that the reverse stock split will result in increased marketability and liquidity of our common stock;
•	prevailing market conditions;
•	general economic conditions in our industry; and
•	our market capitalization before and after the reverse stock split.

We believe that granting our Board the authority to set the ratio for the reverse stock split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the reverse stock split, the Company will make a public announcement regarding the determination of the reverse stock split ratio.

Board Discretion to Effect the Reverse Stock Split

If the reverse stock split proposal is approved by our stockholders, the Board will have the discretion to implement the reverse stock split or to not effect the reverse stock split at all on or prior to the one-year anniversary of the date on which the reverse stock split is approved by our stockholders at this Annual Meeting or any postponements or adjournments thereof. The Board intends to effect the reverse stock split  only if necessary to regain compliance with the Minimum Bid Price Requirement at some point in the future. If the Company maintains compliance with the Minimum Bid Price Requirement,  the reverse stock split will likely not be necessary, and the Board reserves the right to abandon the reverse stock split. Following the reverse stock split, if implemented, there can be no assurance that the market price of our common stock will rise in proportion to the reduction in the number of outstanding shares resulting from the reverse stock split or that the market price of the post-split common stock can be maintained above $1.00. There also can be no assurance that our common stock will not be delisted from The Nasdaq Capital Market for other reasons.

If our stockholders approve the reverse stock split proposal at this Annual Meeting or any postponements or adjournments thereof, the reverse stock split will be effected, if at all, only upon a determination by the Board that the reverse stock split is advisable and in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the reverse stock split. If our Board does not implement the reverse stock split prior to the one-year anniversary of the date on which the reverse stock split is approved by our stockholders at this Annual Meeting or any postponements or adjournments thereof, the authority granted in this proposal to implement the reverse stock split will terminate and the amendment to the Certificate of Incorporation to effect the reverse stock split will be abandoned.

The market price of our common stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the reverse stock split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the reverse stock split. Furthermore, the reduced number of shares that will be outstanding after the reverse stock split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our common stock.

We have not proposed the reverse stock split in response to any effort of which we are aware to accumulate our shares of common stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the decrease in the number of outstanding shares of common stock following the reverse stock split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

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The reverse stock split is not intended to modify the rights of existing stockholders in any material respect.

Effects of the Reverse Stock Split, if Implemented

Effects of the Reverse Stock Split on Issued and Outstanding Shares.

If the reverse stock split is implemented, it will reduce the total number of issued and outstanding shares of common stock by a reverse stock split ratio of between 1- for-2 and 1-for-5. Accordingly, each of our stockholders will own fewer shares of common stock as a result of the reverse stock split. However, the reverse stock split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in our Company, except to the extent that the reverse stock split would result in an adjustment to a stockholder’s ownership of common stock due to the treatment of fractional shares in the reverse stock split. Therefore, voting rights and other rights, powers and preferences of the holders of common stock will not be affected by the reverse stock split (other than as a result of the treatment of fractional shares). Common stock issued pursuant to the reverse stock split will remain fully paid and nonassessable, and the par value per share of common stock will remain $0.001.

For purposes of illustration, if the reverse stock split is implemented at a ratio of 1-for-2, 1-for-3 or 1-for-5, the number of issued and outstanding shares of common stock after the reverse stock split would be approximately 2,553,698 shares, 1,702,495 shares and 1,021,479 shares, respectively.

We are currently authorized to issue a maximum of 50,000,000 shares of our common stock. As of the record date, there were 5,107,395 shares of our common stock issued and outstanding and 117,260 shares of series A preferred stock issued and outstanding. The number of authorized shares of our common stock and preferred stock will not change as a result of the reverse stock split, but the number of shares of our common stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the reverse stock split will effectively increase the number of authorized and unissued shares of our common stock available for future issuance by the amount of the reduction effected by the reverse stock split. The reverse stock split will have no effect on the number of shares of our preferred stock issued and outstanding.

Following the reverse stock split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate.

Effect on Equity Compensation Plan, Outstanding Options

If the reverse stock split is approved and implemented, the total number of shares of common stock reserved for issuance under the Onfolio Holdings Inc. 2020 Equity Incentive Plan (the “Incentive Plan”) would be reduced in proportion to the reverse stock split ratio selected by our Board. As of the record date, there were a total of up to 2,600,000 shares of common stock reserved for issuance pursuant to the Incentive Plan and 2,200,400 shares remained available for future awards under our Incentive Plan.

Following the reverse stock split, if any, such reserves would be reduced to between up to approximately 1,100,200 and approximately  440,080 shares that would be available for future grants and awards under our Incentive Plan, depending on the reverse stock split ratio fixed by the Board of Directors within the range approved by our stockholders.

Under the terms of our outstanding options, the reverse stock split would adjust and proportionately reduce the number of shares of common stock issuable upon exercise of such options in the same ratio of the reverse stock split and, correspondingly, would proportionately increase the exercise price of such options. The number of shares of common stock issuable upon the exercise of outstanding options and the exercise price related thereto, would be equitably adjusted in accordance with the terms of the Equity Plan, which may include rounding the number of shares of common stock issuable to the nearest whole share.

Effect on Common Stock Warrants

If the reverse stock split is implemented, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise of our outstanding warrants. This will result in the same aggregate price being required to be paid under such securities upon exercise or conversion, and the same value of shares of common stock being delivered upon such exercise immediately following the reverse stock split as was the case immediately preceding the reverse stock split. The number of shares reserved for issuance pursuant to these securities will be proportionately adjusted based on the final ratio determined by the Board, subject to our treatment of fractional shares.

Potential Anti-Takeover Effect

If the reverse stock split is implemented, the reverse stock split would result in an increase in the proportion of authorized but unissued shares of common stock relative to our outstanding shares, which could be construed as having an anti-takeover effect. Our Board has not proposed the reverse stock split with the intention of discouraging tender offers or takeover attempts of the Company. However, the availability of additional authorized shares for issuance as a result of the reverse stock split could, under certain circumstances, discourage or make more difficult efforts to obtain control of our Company. This proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent our Board from taking any appropriate actions consistent with its fiduciary duties.

Effects of the Reverse Stock Split on Voting Rights.

If the reverse stock split is implemented, proportionate voting rights and other rights of the holders of common stock would not be affected by the reverse stock split (other than as a result of the treatment of fractional shares). For example, a holder of 1% of the voting power of the outstanding common stock immediately prior to the effective time of the reverse stock split would continue to hold 1% of the voting power of the outstanding common stock after the reverse stock split.

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Effects of the Reverse Stock Split on Registration and Stock Trading

Our common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. If the reverse stock split is implemented, the reverse stock split will not affect the registration of our common stock under the Exchange Act. Following the reverse stock split, our common stock will receive a new CUSIP number.

Effects of the Reverse Stock Split on Authorized Share Capital.

The total number of shares of capital stock that we are authorized to issue and the par value of our capital stock will not be affected by the reverse stock split.

Treatment of Fractional Shares in the Reverse Stock Split, if Implemented

The Company does not intend to issue fractional shares in the event that a stockholder owns a number of shares of common stock that is not evenly divisible by the reverse stock split ratio. If the reverse stock split is implemented, each fractional share of common stock will be:

•	rounded up to the nearest whole share of common stock after all of the fractional interests of a holder have been aggregated, if such shares of common stock are held directly; or
•

rounded down to the nearest whole share of common stock, if such shares are subject to an award granted under the Incentive Plan, in order to comply with the requirements of Sections 409A and 424 of the Code.

Reservation of Right to Abandon the Reverse Stock Split Proposal

The Board of Directors reserves the right to abandon the reverse stock split proposal without further action by our stockholders at any time before it is made effective by filing the amendment to the Certificate of Incorporation, even if stockholders approve such amendment at the Annual Meeting. By voting in favor of the reverse stock split proposal, stockholders are also expressly authorizing the board of directors to determine not to proceed with, and abandon, the reverse stock split proposal if it should so decide.

Interests of Directors and Executive Officers

Certain of our officers and directors have an interest in the reverse stock split proposal as a result of their ownership of shares of common stock in our Company. However, we do not believe that our officers or directors have interests in the reverse stock split proposal that are different than or greater than those of any of our other stockholders.

Effective Time of the Reverse Stock Split

If the reverse stock split proposal is approved by our stockholders, the reverse stock split would become effective, if implemented, when the amendment to the Certificate of Incorporation is accepted and recorded by the office of the Secretary of State of the State of Delaware. However, notwithstanding approval of the reverse stock split proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Certificate of Incorporation to effect the reverse stock split, which will be at any time prior to the one-year anniversary of the date on which the reverse stock split is approved by our stockholders at this Annual Meeting or any postponements or adjournments thereof. Upon the expiration of the one-year anniversary time period, the authority granted in this proposal to implement the reverse stock split will terminate and the amendment to the Certificate of Incorporation will be abandoned.

Exchange of Share Certificates

If the reverse stock split is implemented, each certificate representing pre-reverse stock split shares of common stock will be deemed for all corporate purposes to evidence ownership of post-reverse stock split common stock at the effective time of the reverse stock split. As soon as practicable after the effective time of the reverse stock split, the Transfer Agent will mail a letter of transmittal to the Company’s stockholders containing instructions on how a stockholder should surrender its, his or her certificate(s) representing pre-reverse stock split shares of common stock to the Transfer Agent in exchange for certificate(s) representing post-reverse stock split shares of common stock. No certificate(s) representing post-reverse stock split shares of common stock will be issued to a stockholder until such stockholder has surrendered all certificate(s) representing pre-reverse stock split shares of common stock, together with a properly completed and executed letter of transmittal, to the Transfer Agent. No stockholder will be required to pay a transfer or other fee to exchange its, his or her certificate(s) representing pre-reverse stock split shares of common stock for certificate(s) representing post-reverse stock split shares of common stock registered in the same name.

Stockholders who hold uncertificated shares of common stock electronically in “book-entry” form will have their holdings electronically adjusted by the Transfer Agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the reverse stock split. If any certificate(s) or book-entry statement(s) representing pre-reverse stock split shares of common stock to be exchanged contain a restrictive legend or notation, as applicable, the certificate(s) or book-entry statement(s) representing post-reverse stock split shares of common stock will contain the same restrictive legend or notation.

Any stockholder whose share certificate(s) representing pre-reverse stock split shares of common stock has been lost, stolen or destroyed will only be issued post-reverse stock split common stock after complying with the requirements that the Company and the Transfer Agent customarily apply in connection with lost, stolen or destroyed certificates.

STOCKHOLDERS SHOULD NOT DESTROY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK UNTIL THEY ARE REQUESTED TO DO SO.

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Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the reverse stock split, and we will not independently provide our stockholders with any such rights.

Accounting Treatment of the Reverse Stock Split

If the reverse stock split is implemented,  the par value per share of our common stock will remain unchanged at $0.001. Accordingly, on the effective date of the reverse stock split, the stated capital on the Company’s consolidated balance sheets attributable to our common stock will be reduced in proportion to the size of the reverse stock split ratio, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of common stock outstanding. The common stock held in treasury, if any, will be reduced in proportion to the reverse stock split ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the reverse stock split.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split, if Implemented

The following is a discussion of certain material U.S. federal income tax consequences of the reverse stock split, if implemented. This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to stockholders in light of their particular circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”) and current Treasury Regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.

All stockholders are urged to consult with their own tax advisors with respect to the tax consequences of the reverse stock split. This discussion does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, partnerships, nonresident alien individuals, broker-dealers and tax-exempt entities, persons holding shares as part of a straddle, hedge, conversion transaction or other integrated investment, U.S. holders (as defined below) subject to the alternative minimum tax or the unearned income Medicare tax and U.S. holders whose functional currency is not the U.S. dollar. This summary also assumes that the pre-reverse stock split shares of common stock were, and the post-reverse stock split shares of common stock will be, held as a “capital asset,” as defined in Section 1221 of the Code.

As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

•	a citizen or resident of the United States;
•	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;
•	an estate the income of which is subject to U.S. federal income tax regardless of its source; or
•

a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

In general, no gain or loss should be recognized by a stockholder upon the exchange of pre-reverse stock split common stock for post-reverse stock split common stock. The aggregate tax basis of the post-reverse stock split common stock should be the same as the aggregate tax basis of the pre-reverse stock split common stock exchanged in the reverse stock split. A stockholder’s holding period in the post-reverse stock split common stock should include the period during which the stockholder held the pre-reverse stock split common stock exchanged in the reverse stock split.

As noted above, we will not issue fractional shares of common stock in connection with the reverse stock split. In certain circumstances, stockholders who would be entitled to receive fractional shares of common stock because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole post-reverse stock split share of common stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of common stock is not clear.

The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the reverse stock split.

Vote Required

The vote required to approve the reverse stock split proposal, is the receipt of “For” votes from a majority of the votes cast by the holders of all of the shares of common stock present or represented by proxy at the meeting and voting on such proposal. Abstentions and broker non-votes will have no effect on this proposal. Each holder of common stock is entitled to one vote for each share held.

Board Recommendation

The Board unanimously recommends a vote “FOR” the reverse stock split proposal.

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STOCKHOLDER PROPOSALS FOR 2025 ANNUAL MEETING

In accordance with SEC Rule 14a-8, in order for stockholder proposals to be included in our proxy statement for the 2025 Annual Meeting, we must receive them at our principal executive offices, 1007 North Orange Street, 4th Floor, Wilmington, Delaware 19801, by [___________], 2025, being 120 days prior to the date of the first anniversary of the date of our proxy statement for the 2024 Annual Meeting of Stockholders. Stockholder proposals (including recommendations of nominees for election to the board of directors), other than a stockholder proposal submitted pursuant to SEC Rule 14a-8, in order to be voted on at the 2025 Annual Meeting, must be received by us not earlier than April 9, 2025 and not later than May 9, 2025, being, respectively, 120 days and 90 days prior to the date of the first anniversary of the 2024 Annual Meeting of Stockholders. In the event that the 2025 Annual Meeting is called for a date that is not within 30 days before or 60 days after the anniversary date of the 2024 Annual Meeting of Stockholders, notice by a stockholder in order to be timely must be so received not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of: (i) the 90th day prior to such annual meeting; or (ii) the 10th day following the day on which public disclosure of the date of such annual meeting is first made by the Company. Stockholders are also advised to review our bylaws, which contain additional requirements with respect to the advance notice of stockholder proposals and director nominations. Our advance notice bylaw provisions do not apply to stockholder proposals made in compliance with SEC Rule 14a-8. To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by SEC Rule 14a-19 in accordance with the provisions of SEC Rule 14a-19.

OTHER MATTERS

Our Board of Directors knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, our Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with the best judgment of the proxy holders.

Whether or not you intend to be present at the Annual Meeting, you are urged to fill out, sign, date and return the enclosed a proxy card or voting instruction form at your earliest convenience.

Wilmington, DE

[____], 2024

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ANNEX A

FORM OF CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

OF

ONFOLIO HOLDINGS INC.

Onfolio Holdings Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST:  Effective upon the filing of this amendment (the “Effective Time”) to the Corporation’s Certificate of Incorporation, as amended from time to time (the “Certificate of Incorporation”), each [•]* shares of common stock, par value $0.001 per share (“Common Stock”), issued and outstanding immediately prior to the Effective Time shall be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof (the “Reverse Stock Split”); provided that no fractional shares shall be issued to any holder and that instead of issuing such fractional shares, the Corporation shall round shares up or down, as applicable, to the nearest whole number. For purposes of clarity, after the Reverse Stock Split, the total number of shares of all classes of stock that the Corporation shall have authority to issue shall be 55,000,000 shares, consisting of (i) 50,000,000 shares of Common Stock, par value $0.001 per share and (ii) 5,000,000 shares of Preferred Stock, par value $0.001 per share, of which 1,000,000 shares of Preferred Stock are designated by the Board as Series A Preferred Stock.

SECOND: The Board of Directors of the Corporation duly adopted resolutions approving the following amendment to the Certificate of Incorporation, declaring said amendment to be advisable and providing for the consideration of such amendment at the annual meeting of stockholders of the Corporation.

THIRD: On August 7, 2024, the annual meeting of stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the DGCL, at which meeting the necessary number of shares required by statute were voted in favor of the amendment.

FOURTH: Said amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, this Certificate of Amendment to the Certificate of Incorporation has been executed as of this [•] day of [•], 202[•].

ONFOLIO HOLDINGS INC.

By:
Name:
Title:

* This amendment approves the Reverse Stock Split of the Corporation’s common stock, at a ratio in the range of 1-for-2 to 1-for-5. By approving this amendment, the stockholders of the Corporation would be deemed to approve any ratio within the range referred to above as determined by the board of directors in its sole discretion.

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VOTE ON INTERNET
Go to http://www.vstocktransfer.com/proxy
Click on Proxy Voter Login and log-on using the below control number. Voting will be open until 11:59 p.m. (ET) on August 6, 2024.

CONTROL #

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the envelope we have provided.

VOTE IN PERSON/VIRTUALLY
If you would like to vote at the meeting, please attend the Virtual Annual Meeting to be held on Wednesday, August 7, 2024 at 10:00 A.M., Eastern Time via live webcast at:
www.cesonlineservices.com/onfo24_vm

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting of Stockholders Proxy Card - Onfolio Holdings Inc.

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES, "FOR" PROPOSALS 2 AND 3.

1. Election of Directors:

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)

☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01 Dominic Wells 02 Andrew Lawrence 03 David McKeegan
04 Robert J. Lipstein 05 Mark N. Schwartz

2. Ratification of the appointment of Astra Audit & Advisory, LLC to serve as the Company's Independent Registered Public Accounting firm for fiscal year 2024.

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Date **Signature** **Signature, if held jointly**

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

To change the address on your account, please check the box at right and indicate your new address. ☐

* SPECIMEN * AC:ACCT9999 90.00

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Onfolio Holdings Inc.

Annual Meeting of Stockholders

August 7, 2024 10:00 A.M.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice & Proxy Statement and Form 10-K are available at

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) Dominic Wells and/or Esbe van Heerden with the power of substitution and resubstitution to vote any and all shares of capital stock of Onfolio Holdings Inc. (the "Company") which the undersigned would be entitled to vote as fully as the undersigned could do if personally present at the Annual Meeting of the Company, to be held virtually on Wednesday, August 7, 2024 at 10:00 A.M. Eastern Time, and at any adjournments thereof, hereby revoking any prior proxies to vote said stock, upon the following items more fully described in the notice of the Proxy Statement for the Annual Meeting (receipt of which is hereby acknowledged).

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE

(Continued and to be signed on Reverse Side)

TEST ISSUE REF 1999

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